UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-11I or Rule 14a-12

BROADCASTER, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADCASTER, INC.

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

(818) 206-9274

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Broadcaster, Inc.:

We hereby notify you that the annual meeting of stockholders of Broadcaster, Inc., a Delaware corporation, will be held on Thursday, June 26, 2008 at 10:00 AM Pacific Standard Time, at our offices located at 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311for the following purposes:

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to elect five directors to our board of directors to hold office until our next annual meeting of stockholders and until their successors are elected;

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to approve the Broadcaster 2008 Long Term Incentive Plan;

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to ratify the appointment of Choi, Kim & Park LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2009; and

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to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our board of directors has fixed the close of business on May 21, 2008 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. You or your agent may, after proper written demand, examine a list of the stockholders of record as of the close of business on May 21, 2008 for any proper purpose beginning two business days after the date hereof at our offices at 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311. The list will also be made available for inspection at the meeting.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,
/s/ MARTIN WADE, III
Chairman and Chief Executive Officer

Chatsworth, California

May 23, 2008

BROADCASTER, INC.

9201 Oakdale Avenue, Suite 200

Chatsworth, California 91311

(818) 206-9274

PROXY STATEMENT

GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Broadcaster, Inc., a Delaware corporation (“we,” “us,” the “Company”), in connection with the solicitation of proxies on behalf of our board of directors for use at the annual meeting of stockholders to be held on Thursday, June 26, 2008 at 10:00 AM Pacific Standard Time, at our offices located at 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311, and at any adjournment or postponement of the meeting. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The board of directors knows of no other business that will come before the meeting.

The notice of annual meeting, proxy statement, and proxy card are being mailed to stockholders on or about May 29, 2008. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our board of directors is soliciting votes FOR the election of five individuals to serve on our board of directors, FOR approval of the Broadcaster 2008 Long Term Incentive Plan and FOR ratification of the appointment of Choi, Kim & Park LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2009.

INFORMATION ABOUT VOTING

Q:

Why am I receiving these materials?

A:

The board of directors is providing these proxy materials to you in connection with the Company’s annual meeting of stockholders, which is scheduled to take place on June 26, 2008. As a stockholder of record as of May 21, 2008, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:

What information is contained in these materials?

A:

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:

What items of business will be voted on at the annual meeting?

A:

The three items of business scheduled to be voted on at the annual meeting are (1) election of directors; (2) approval of the Broadcaster 2008 Long Term Incentive Plan and (3) ratification of our independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:

How does the board of directors recommend that I vote?

A:

The board of directors recommends that you vote your shares FOR five of the six individuals to serve as director; FOR approval of the Broadcaster 2008 Long Term Incentive Plan and FOR ratification of the independent auditors. The board of directors is not taking any position as to which of the five individuals should be elected to our board of directors.

Q:

What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on May 21, 2008, the record date. These shares include (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed a proxy card for you to use to grant a voting proxy to the board of directors.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:

May I attend the annual meeting?

A:

You are entitled to attend the annual meeting only if you were a stockholder of the Company as of the close of business on May 21, 2008, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 21, 2008, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 AM Pacific Standard Time.

Q:

How can I vote my shares in person at the annual meeting?

A:

You may vote by ballot in person at the annual meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:

How can I vote my shares without attending the annual meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our board of directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:

Can I change my vote?

A:

You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Blair Mills, Chief Financial Officer, Broadcaster, Inc., 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311.

Q:

Can I revoke my proxy?

A:

You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify Blair Mills, our Chief Financial Officer, in writing, or deliver to Blair Mills, our Chief Financial Officer a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:

Who can help answer my questions?

A:

If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Blair Mills, Chief Financial Officer of Broadcaster, Inc., 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311.

Q:

How are votes counted?

A:

In the election of directors, you may vote FOR five of the six individuals to serve as directors or you may direct your vote to be WITHHELD with respect to one or more of the six individuals. With respect to the approval of the Broadcaster 2008 Long Term Incentive Plan and the ratification of the independent auditors, you may vote FOR, AGAINST, or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR approval of the Broadcaster 2008 Long term Incentive Plan and FOR ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting. The board of directors is not taking any position as to which of the five individuals should be elected to our board of directors). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:

What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on May 21, 2008 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are also treated as present for purposes of determining whether a quorum exists.

Q:

What is the voting requirement to approve each of the proposals?

A:

In the election of directors, the five persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any individual. You do not have the right to cumulate your votes.

Approval of the Broadcaster 2008 Long Term Incentive Plan and ratification of the independent auditors requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

Q:

What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:

Where can I find the voting results of the annual meeting?

A:

We intend to announce preliminary voting results at the annual meeting and publish final results in our Annual Report on Form 10-KSB for the fiscal year ending June 30, 2008.

Q:

What happens if additional matters are presented at the annual meeting?

A:

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Mr. Martin Wade, III, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our named individuals is not available as a candidate for director, the persons named as proxy holders will vote your proxy for the remaining individuals.

Q:

How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our common stock issued and outstanding as of the close of business on May 21, 2008, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 51,342,543 shares of common stock were issued and outstanding.

Q:

Who will count the votes?

A:

One or more inspectors of election will tabulate the votes.

Q:

Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:

Who will bear the cost of soliciting votes for the annual meeting?

A:

The board of directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:

May I propose actions for consideration at next year’s annual meeting of stockholders?

A:

You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us no later than January 23, 2009. Those proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

CORPORATE GOVERNANCE

The board of directors and management are committed to responsible corporate governance to ensure that Broadcaster is managed for the long-term benefit of its stockholders. We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance and will continue to monitor developments and make adjustments from time to time to ensure compliance in this area. Information regarding our corporate governance that is not provided below is described elsewhere in this proxy statement.

Code of Ethics

We adopted a Code of Ethics that applies to all of our directors, officers and employees. This Code is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations.  The Code of Ethics is published on our website-www. broadcaster.com

Director Independence

No director or executive officer of the Company is related to any other director or executive officer. Mr. Richard Berman, Mr. Arthur Camiolo, Mr. Lawrence Johnson and Mr. Paul Goodman are independent as that term is defined in the NASDAQ Marketplace Rules.

Stockholder Communications with the Board of Directors

Stockholders may direct any communications intended for the board of directors to the Company’s Corporate Secretary, Broadcaster, Inc., 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311.

This centralized process assists the board of directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward correspondence only to the intended recipients, and has also instructed the corporate secretary to review all stockholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the board of directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

Director Nominee Qualification Process

Our process for nominating candidates for election to our board of directors is designed to identify and recruit high caliber individuals to serve on our board. In connection with the selection of nominees for director, due consideration is given to the board’s overall balance of diversity perspectives, backgrounds and experiences, especially experiences in our industry. The board takes into account the current composition and capabilities of serving board members, as well as additional capabilities considered necessary in light of our existing needs.

Nominees for director will be selected based on, among other things, consideration of the following factors:

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character and integrity;

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business and management experience;

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demonstrated competence in dealing with complex problems;

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familiarity with the Company’s business and experience in our industry;

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diverse talents, backgrounds, and perspectives;

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freedom from conflicts of interest;

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regulatory and stock exchange membership requirements for the board;

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sufficient time to devote to the affairs of the Company; and

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reputation in the business community

In considering whether to nominate directors who are eligible to stand for re-election, the board considers the quality of past director service, attendance at board and committee meetings, as well as whether the director continues to possess the qualities and capabilities considered necessary of desirable for director service and the independence of the director.

Stockholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving written notice to: Corporate Secretary, Broadcaster, Inc., 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year’s annual meeting. The notice must state (1) the name and address of the stockholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending stockholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

In considering any person recommended by one of our stockholders, the board will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any stockholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of stockholders will be included in the company’s proxy statement for that annual meeting.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

We formed an audit committee, a compensation committee and a litigation committee. We do not have any other formal committees of our board of directors. Our board of directors performs the functions associated with a nominating committee. Our independent directors make recommendations to the full board which directors to nominate on an annual basis. The board believes this process is preferable because it wishes to involve all of its independent directors in the nomination process.

Audit Committee

The members of the audit committee are Mr. Richard Berman, Mr. Arthur Camiolo, Mr. Lawrence Johnson and Mr. Paul Goodman. The audit committee met six times during 2007.  The primary purpose of the audit committee is to act on behalf of the board of directors in its oversight of all material aspects of the Company’s accounting and financial reporting processes, internal controls and audit functions, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The duties of the audit committee include the hiring and retaining of the Company’s independent registered public accounting firm, which reports to the audit committee. The committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-KSB and 10-QSB. The formal report of the audit committee for fiscal year 2007 is set forth under the caption “Report of the Audit Committee”.

Our board of directors has determined that each of the members of its audit committee are independent and that Mr. Berman and Mr. Johnson are each an “audit committee financial expert” within the meaning of the regulations of the United States Securities and Exchange Commission.

The audit committee has adopted a formal written charter, a copy of which is incorporated by reference to our Schedule 14C filed with the Securities and Exchange Commission on April 11, 2007.

Compensation Committee

The current members of the compensation committee are Martin Wade, III and Richard Berman. The compensation committee determines the compensation of our executive officers.  The Compensation Committee held no meetings and did not act by unanimous consent during the fiscal year ended June 30, 2007.

The compensation committee adopted a formal written charter, a copy of which is incorporated by reference to our Schedule 14C filed with the Securities and Exchange Commission on April 11, 2007

Board and Committee Meetings

During our fiscal year ended June 30, 2007, our board of directors held seven meetings. Each of our incumbent directors that were directors during our fiscal year ended June 30, 2007 attended 100 % of those board meetings.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

PROPOSAL ONE

ELECTION OF DIRECTORS

The six individuals identified below, all of whom are incumbent directors, each seek to serve as a director of the Company. Only the five individuals receiving the highest number of votes from the stockholders, however, will be elected as a director. The board of directors recommends that you vote your shares FOR the election of those five individuals you wish to serve on the Company’s board of directors. Due to the recent litigation described in more detail under “Legal Proceedings Involving the Officers, Directors And Stockholders” the board of directors has not taken any position or given any endorsement with respect to the candidacy of the individuals listed below, nor by listing said individuals in this proxy statement, should shareholders view the board of directors as indirectly or tacitly nominating any of the named individuals for election. Rather, the board of directors has left the decision regarding such matters entirely up to the shareholders of the Company.

Name	Age	Position	Director Since

Richard Berman (1)(2)(3)	65	Director	2002
Arthur Camiolo (1)(3)	61	Director	2008
Paul Goodman (1)	46	Director	2007
Lawrence Johnson (1)(3)	57	Director	2008
Blair Mills	43	Chief Financial Officer	2007
Martin Wade, III (2)(3)	57	Chairman, and Chief Executive Officer	2001

———————

(1)

Member of the audit committee

(2)

Member of the compensation committee

(3)

Member of the litigation committee

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of five of the six individuals selected by the stockholders, to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the individuals have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the individuals named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for the remaining individuals.

Information about the Individuals

Stated below is the principal occupation of each individual, the business experience of each individual for at least the past five years, and certain other information relating to the individuals.

Richard J. Berman, age 65. Mr. Berman became a director of Broadcaster in February 2002. His business career spans over 35 years of venture capital, management and merger and acquisitions experience. In the last five years, Mr. Berman has served as a professional director and/or officer of about a dozen public and private companies. He is currently Chief Executive Officer of NexMed (NasdaqCM: NEXM), a biotech company; Chairman of National Investment Managers, a public company in pension administration and investment management; and Chairman of Candidate Resources, a private company delivering HR services over the web. The public companies that Mr. Berman is a director of are Dyadic International, Inc. (AMEX: DIL), Broadcaster, Inc, Easylink Services International Corp. (NasdaqCM: ESIC), MediaBay, Inc. (OTC: MBAY.PK), NexMed, Inc. (NasdaqCM: NEXM), GVI Security Solutions Inc. (OTCBB: GVSS.OB), National Investment Managers (OTCBB: NIVM.OB), Nayna Networks, Inc. (OTCBB: NAYN.OB) and Advaxis, Inc (OTCBB: ADXS.OB). From 1998 - 2000, he was employed by Internet Commerce Corporation as Chairman and CEO. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide (NYSE); helped create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions. He is a past Director of the Stern School of Business of NYU.

Arthur G. Camiolo, age 61. Mr. Camiolo became a director of Broadcaster in February 2008. Mr. Camiolo has over thirty years experience in broadcast radio management. His acquired knowledge and expertise in radio station operations and management includes: local and national sales, budgeting, research, promotions, union relations and negotiations, FCC law, station construction and station acquisition. Since 2005 he has been the President of Art Camiolo Broadcast Management, a consultant to select broadcast and internet companies. From 2003 until 2005 he was the President and Chief Operating Officer of Levas CommunicTions, a three station group in Philadelphia and South Carolina. His peers have recognized his leadership by his election to executive positions with the Philadelphia and New Jersey State Broadcasters Associations.

Paul Goodman, age 46. Mr. Goodman became a director in May 2007. Mr. Goodman is a partner in the New York City law firm of Cyruli Shanks & Zizmor LLP and concentrates on the representation of Internet and new media clients handling a wide range of corporate and financing transactions including venture capital, angel round investing and mergers and acquisitions. He was formerly a faculty member of the Queens College Computer Science Department and is the author of five books on computer programming. Mr. Goodman became a director of Maxus Technology Corporation in December 2006. He has also been on the board of directors of SecureLogic Corp. since 1999. He serves on the Audit Committee of each of these corporations. Mr. Goodman became president and sole director of Activeworlds Corp. (OTCBB: AWLD.OB) in July 2007. Mr. Goodman received his law degree from the City University of New York and also holds a Bachelors and Masters Degree in Computer Science.

Lawrence Johnson, age 57. Mr. Johnson became a director of Broadcaster in February 2008. Mr. Johnson has over 30 years of senior level business advisory experience in strategic business consulting, and investment banking. Since 2004, Mr. Johnson has been the Chief Executive Officer of LR Johnson Associates LLC, a specialty food distribution company. From 2006 until 2007, Mr. Johnson also served as the interim Chief Executive Officer of MRC Group LLC. From 2001 until 2004 he was a managing director of Hankin &Co., where he was responsible for managing and originating buy and sell side M&A transactions and capital raising assignments. He was a Managing Director in the Corporate Finance Department of Deloitte Touche, where he provided merger and acquisition advisory assistance and business and financial planning advice to both Fortune 500 and middle market clients in the consumer products and restaurant industries. He developed a corporate finance practice in the firm’s Chicago Office during his first year and was subsequently asked to help build the firm’s practice in Los Angeles. While there he worked on a number of assignments for several of the firm’s Fortune 100 food industry clients, including a major processor and distributor of poultry products, a major national and a regional grocery retailer, and several national and regional casual dining restaurants. In addition to serving as a Vice President at First National Bank of Chicago, Mr. Johnson also has experience as a management consultant for the firms of Cresap, McCormick & Paget and Touche Ross & Company. A Louisiana native, he is a graduate of Boston College and also has an MBA from Columbia University.

Blair Mills, age 43. Mr. Mills became a director in May 2007. Mr. Mills joined the company in June 2006 as Chief Financial Officer. Previously, he served as Chief Financial Officer of AccessMedia beginning in May 2005. Prior to that date, Mr. Mills served in various management positions at several Internet-based businesses, including most recently Longview Media, Inc. from September 2000 through September 2006. Mr. Mills has also served as an independent consultant to small businesses and emerging growth companies. Mr. Mills is a Chartered Accountant in Canada and a Certified Public Accountant in Illinois.

Martin R. Wade, III, age 57. Mr. Wade became a director and Chief Executive Officer of Broadcaster in August 2001. He has a proven track record in mergers and acquisitions and investment banking. Mr. Wade served from 1998 to 2000 as an M&A banker at Prudential Securities and from 1996 to 1998 as a Managing Director in Mergers and Acquisition at Salomon Brothers. From 1991 to 1996, Mr. Wade was National Head of Investment Banking at Price Waterhouse, LLC. Mr. Wade also spent six years in the M&A department at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade is credited with participating in over 200 M&A transactions involving various clients such as, Nike, Cornerstone National Gas Company, Landmark Graphics and Redken Laboratories, Inc. He also serves on the Boards of Directors for Alliance One International, Inc. (NYSE: AOI), NexMed (NasdaqCM: NEXM), Advaxis, Inc. (OTCBB:ADXS.OB) and Command Security Corp (AMEX: MOC).

AUDIT FUNCTION

Report of the Audit Committee of the Board of Directors

Our audit committee reviews our financial reporting process on behalf of our board of directors. Our board of directors adopted a written charter for our audit committee and has re-evaluated it in connection with the filing of our annual report on Form 10-KSB with the Securities and Exchange Commission. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the annual report on Form 10-KSB for our fiscal year ended June 30, 2007 with our management and our independent registered public accounting firm, Choi, Kim & Park, LLP. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. Choi, Kim & Park, LLP, is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee has discussed with Choi, Kim & Park, LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Choi, Kim & Park, LLP required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Choi, Kim & Park, LLP its independence. The audit committee has also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us is compatible with maintaining Choi, Kim & Park, LLP independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors (and our board of directors approved) that the audited financial statements be included in our annual report on Form 10-KSB for our fiscal year ended June 30, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted on by the members of the audit committee of the board of directors.

Richard Berman

Arthur Camiolo

Paul Goodman

Lawrence Johnson

Audit Fees and all other Fees

On March 16, 2007, the audit committee of the Board of Directors appointed Choi, Kim & Park, LLP as the new independent registered public accounting firm of Broadcaster in place of Burr, Pilger & Mayer LLP. Burr Pilger’s reports on the financial statements of Broadcaster for the fiscal year ended June 30, 2006 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no other reportable events or disagreements with Burr Pilger to report in response to Item 304(a) of Regulation S-B. During 2007, Choi, Kim & Park, LLP, billed us a total of $105,000 for audit and other services as follows:

•

Audit fees of $105,000 which consist of fees related to professional services rendered in connection with the audit of our consolidated financial statements for the period ending June 30, 2007;

•

There were no audit-related fees which are not reported under “Audit Fees.”

Choi, Kim & Park, LLP did not provide or bill for and was not paid any fees for tax compliance, tax advice or tax planning services for the year ended June 30, 2007 or any other services.

Audit Committee Pre-Approval Policy

The audit committee reviews and pre-approves all audit fees and any permitted non-audit services to be provided by our independent auditors. The chairman of the audit committee has the authority to pre-approve any additional audit or permitted non-audit services provided to the Company. Any such additional audit or permitted non-audit services pre-approved by the chairman are presented to, and ratified by, the entire audit committee at the next regularly scheduled meeting of the audit committee.  All of the audit fees listed above were approved in accordance with our pre-approval policy.

PROPOSAL TWO

APPROVAL OF THE BROADCASTER 2008 LONG TERM INCENTIVE PLAN

The Company currently has two stock option plans, The 2004 Incentive Stock Option Plan adopted during fiscal 2004 and the 1993 Incentive Stock Option Plan adopted in 1993. The 2004 Plan provides for the granting of options to purchase an aggregate of 10,500,000 shares of common stock to employees, directors and other service providers of Broadcaster. The 1993 plan is no longer used. As of the date hereof, 2,085,328 options remain available for grant. Our board of directors adopted, subject to stockholder approval, the Broadcaster 2008 Long Term Incentive Plan in May, 2008 (the “Plan”). The 2004 Plan was limited to the issuance of only options, which are not always an attractive incentive. Management believes that the number of shares of common stock currently available for issuance under the 2004 Plan is insufficient to meet its needs to provide for awards to the 2004 Plan participants for the next 12 months. In addition, the type of awards under the 2004 Plan needs to be broadened in order to allow Broadcaster the ability to compete successfully for talented employees and consultants. Our board of directors is asking our stockholders to approve the Plan so that we may use the shares to assist us in achieving our goals of increasing profitability and stockholder value, while also receiving a federal income tax deduction for certain compensation paid under the Plan under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), and for qualifying shares issued pursuant to the Plan for certain tax treatment under Section 422 of the Code.

A summary of the principal provisions of the Plan is set forth below. This summary is qualified by reference to the full text of the Plan, which is attached to this proxy statement as Appendix A.

Purpose of the Plan

The board of directors believes that the Plan is necessary for the Company to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. All future awards will be granted under the Plan, which we believe is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law.

Administration

The Plan generally will be administered by our board of directors, which may delegate administration of the Plan to the compensation committee of our board of directors. The administrator of the Plan will have full authority to establish rules and regulations for the proper administration of the Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Plan. The administrator of the Plan may modify outstanding awards as provided in the Plan.

Limitation on Awards and Shares Available

As of the date of this proxy statement, there are 10,000,000 shares of our common stock reserved for grants that may be made under the Plan. This number will not be increased unless it is in connection with an amendment to the Plan that is approved by a majority of the Company’s stockholders.

Eligibility

Persons eligible to participate in the Plan include all of our employees, directors and consultants. At the present time, there are three employees, four non-management directors and eight current consultants who would be eligible to participate in the Plan.

Awards

The Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted.

The Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Stock Options. The Plan administrator may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights. The Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Plan administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards. The Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our board of directors may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the OTC-BB or any other market or stock exchange on which the common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the Plan, or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the Plan.

Our board of directors may terminate the Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on the date which is ten years from the original effective date.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant. There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the Plan.

Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to the Company by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or the Company by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation and any tax withholding condition, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

2007 Grants and Future Grants

Beginning in fiscal 2007, we had granted 3,370,760 options with a weighted average exercise price of $2.40 under the 2004 Stock Incentive Plan. During fiscal 2007 360,617 options were cancelled. Of these options, 262,500 were granted to members of the board of directors as compensation for service as directors and 3,108,260 were granted to officers and employees.

If the Plan is approved by our stockholders, the only additional grants that are currently determinable are the annual stock option awards that we expect to make beginning for our fiscal year ending June 30, 2008 to our independent directors. The following table summarizes these stock option grants that we expect to make beginning for our fiscal year ending June 30, 2008:

NEW PLAN BENEFITS

2008 Stock Incentive Plan

Name and Position	Dollar Value ($)	Number of Stock Options

Executive Group	(1)	—

Non-Executive Officer or Employee Group	(1)	—
Non-Executive Director Group	(1)	75,000

———————

(1)

The dollar value is currently not determinable as these stock options will be granted at the fair market value of the common stock on the date of grant.

Our board of directors unanimously recommends that you vote FOR adoption of the Broadcaster 2008 Long Term Incentive Plan and to authorize the reservation of 10,000,000 shares of our common stock for issuance under the Plan.

The following table states certain information with respect to our equity compensation plans as of March 31, 2008:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,292,332	—	2,085,328
Equity compensation plans not approved by security holders	—	—	10,000,000
Total	2,292,332	—	12,085,328

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Choi, Kim & Park, LLP has been our independent registered public accounting firm since March 2007.

Ratification of the selection of Choi, Kim & Park, LLP by our stockholders is not required by law. As a matter of policy, however, the selection is being submitted to our stockholders for ratification at the annual meeting.

We anticipate that representatives of Choi, Kim & Park, LLP will be available for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Choi, Kim & Park, LLP will be afforded an opportunity to make a statement if they so desire.

Our board of directors unanimously recommends that you vote FOR ratification of the selection of Choi, Kim & Park, LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2009.

EXECUTIVE COMPENSATION

The following table discloses the total compensation we paid to our principal executive officer and the two other most highly compensated executive officers in our 2007 and 2006 fiscal years.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation awarded, earned or paid for services rendered to Broadcaster and its subsidiaries in all capacities during each of the fiscal years ended June 30, 2007 and 2006 to (i) our Chief Executive Officer during fiscal 2007 and (ii) our two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of fiscal 2007.

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Option Awards ($)(f)	All Other Compensation ($)(i)		Total ($)(j)
Martin R. Wade, III Chief Executive Officer	2007 2006	$225,000 $244,940	$160,000 $415,000	$2,165,000 —	$51,825 $13,727	(1)(2) (1)	$2,601,825 $ 673,667

Blair Mills Chief Financial Officer	2007 2006	$122,116 $ 8,000	$ 15,000 —	$ 87,000 —	$ 5,209 —	(1)	$ 229,325 $ 8,000

Kathryn Felice General Counsel	2007	$150,192	—	$ 130,000	$ 4,500	(3)	$ 280,192

———————

(1)

Includes payments of medical and dental insurance premiums by the Company on behalf of the named officers' dependents.

(2)

Includes $34,000 in travel and entertainment expenses.

(3)

Represents director fees paid to Ms. Felice prior to becoming an executive officer. She was not re-elected as a director at the annual meeting of stockholders in May 2007 and resigned as an executive officer and employee in September 2007.

Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options, restricted stock that has not vested, and equity incentive plans for each named executive officer outstanding as of June 30, 2007:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Martin R. Wade, III	1,898,334	1,700,000	1,700,000	$1.50 $1.90	7/2008 9/2016
Blair Mills	75,000	—	—	$1.90	9/2016
Kathryn Felice	112,500	—	—	$3.80 $3.76 $2.80	5/2016 6/2016 10/2016

Employment and Other Agreements

In December 2005, Mr. Martin R. Wade, III, our Chief Executive Officer, entered into an Employment Agreement pursuant to which Mr. Wade receives an annual base salary of $225,000. In fiscal year 2007, he was granted options to purchase 3,750,000 (pre-split) shares of Broadcaster common stock of which 200,000 shares were vested and 3,550,000 shares vested upon AccessMedia’s achievement of certain revenue milestones. Mr. Wade also received a $100,000 cash bonus upon AccessMedia’s achievement of certain revenue milestones.  In addition, Mr. Wade was to receive a 2% bonus of the net sale price upon the completion of sale of certain Broadcaster assets. The sale was completed and Mr. Wade is owed the bonus. This Agreement is for a term of three years unless terminated for cause, death, or disability.

In October 2006, we entered into a three-year Employment Agreement effective June 15, 2006 with Mr. Blair Mills, our Chief Financial Officer. Mr. Mills’ agreement provides for the payment to Mr. Mills of a $150,000 minimum base annual salary and quarterly bonuses of up to $15,000. Mr. Mills also received 150,000 (pre-split) 10-year options exercisable at $.95 per share which were approved by the Board on September 12, 2006. The options vest quarterly over one year subject to continued employment on the applicable vesting dates.

In October 2006, we entered into a three-year Employment Agreement with Kathryn Felice, Esq., to serve as our General Counsel. Ms. Felice’s agreement provided for the payment to her of a $150,000 minimum base annual salary and quarterly bonuses of up to $15,000. In October 2006, Ms. Felice also received 150,000 (pre-split) 10-year options exercisable at $1.35 per share. The options vested quarterly over one year subject to continued employment on the applicable vesting dates. Ms. Felice continued to serve as AccessMedia’s General Counsel following the Merger until she entered into this Employment Agreement. From June 1, 2006 until she became Broadcaster’s General Counsel, she received $12,500 per month as AccessMedia’s General Counsel. Ms. Felice resigned as General Counsel in September 2007.

We entered into an agreement with Nolan Quan, effective June 1, 2006 for the provision of consulting services by Mr. Quan related to the website Broadcaster.com. Mr. Quan is to receive $1,000 per month for each month that he performs services in compliance with the terms of the agreement. The agreement terminates on June 1, 2009; unless terminated earlier in accordance with the terms of the agreement.  In November 2007 Mr. Quan was appointed President of Broadcaster.

 DIRECTOR COMPENSATION

We pay cash compensation to our directors for service on the Board of Directors and each committee. Each non employee director is paid $1,000 for each Board meeting he attends and Audit and Compensation Committee members are paid $500 for each meeting that they attend. The Chairman of the Audit Committee is paid $500 each month and the Chairman of the Compensation Committee is paid $500 per meeting. We also issue options to purchase 25,000 shares of common stock to each non employee director each year. The compensation paid to our directors during fiscal 2007 was as follows:

Name Add in cash column	Cash Compen- sation	Option Awards	Total ($)
Richard Berman	$36,000	$30,000	$66,000
Paul Goodman	$ 2,500	$30,000	$32,500
Sean Deson(1)	$ 3,500	—	$ 3,500
Evan Binn(2)	$22,000	—	$22,000
Robert Falcone(2)	$27,500	—	$27,500
Bruce Galloway(2)	$16,500	—	$16,500
Donald Perlyn(2)	$16,500	—	$16,500
Kathryn Felice(2)	$13,500	—	$13,500

———————

(1)

Mr. Deson resigned subsequent to the year end and his options were forfeited.

(2)

Was not reelected as a director at the annual meeting of stockholders held on May 9, 2007. Each person had received a grant of 75,000 options (this was a pre-split number) exercisable at $3.20 per share in February 2007. As a result, all options expired.

We do not compensate our employees for service on the Board of Directors. All of the equity awards to our non-employee directors were awarded under the 2004 Incentive Stock Option Plan approved by our stockholders.

EXECUTIVE OFFICERS

Martin Wade, III- See the discussion above under “Election of Directors.”

Blair Mills- See the discussion above under “Election of Directors.”

Nolan Quan- age 57- On November 6, 2007, Nolan Quan was appointed as our President and Chief Operating Officer. Mr. Quan has thirty years of business experience including twenty years of experience developing new businesses. Mr. Quan co-founded a series of successful Internet related companies which range from Internet infrastructure and service companies to entertainment portal companies. These companies include Alchemy Communications, Inc., a California based corporation (“Alchemy”), a data center company in 1995, NetBroadcaster, Inc. an advertiser based Internet media company in 1998, and AccessMedia Networks, Inc. in 2002. Mr. Quan has also held the position of: President of Metropolis Pictures and co-founder of Axis Films International, both film production and distribution companies whose list of clients included HBO, Showtime, Viewer's Choice, DirecTV, Universal Pictures and Orion. Mr. Quan has also held financial and operational positions at Touche Ross & Company, Getty Oil, ESPN, Mattel Electronics and Magnum Entertainment. Mr. Quan has a B.S. in Computer Science Engineering and an MBA from the University of California at Los Angeles. During the past five years, Mr. Quan has been associated with Alchemy, that provides important Internet-based services to Broadcaster including staffing, technical services and consulting, Internet bandwidth and hosting, network infrastructure and other related services. Mr. Quan is Alchemy’s largest shareholder owning approximately 27% of its capital stock.

SECURITY OWNERSHIP

The following table sets forth, as of May 12, 2008 information concerning the beneficial ownership of common stock by each director of the Company, the Chief Executive Officer and the other named executive officers and all directors and executive officers as a group. Unless otherwise indicated below, the business address for each named individual is the principal executive office address, which is 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311. According to rules adopted by the Securities and Exchange Commission, a person is the “beneficial owner” of securities if he or she has, or shares, the power to vote such securities or to direct their investment. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to shares beneficially owned.

The table also sets forth, as of May 12, 2008 the name, address, stock ownership and voting power of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to shares beneficially owned. As of May 12, 2008 there were 51,342,453 shares of common stock outstanding.

Name and Address(1)	Amount and Nature of Beneficial Ownership	Percentage of Class

Martin Wade, III (2)	10,038,333	19.55%
Blair Mills	75,000	*
Richard Berman (3)	296,250	*
Paul Goodman (4)	25,000	*
Arthur Camiolo	—	—
Lawrence Johnson	—	—
Nolan Quan (5)	22,490,000	43.8%
Michael Gardner (6)	12,522,150	24.4%
Digital Creative Development Corp (7)	3,018,579	5.9%
All officers and directors as a group (7 people)	23,098,583	44.99%

———————

*

less than 1%

(1)

Unless otherwise indicated, the address for each is c/o Broadcaster, Inc., 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311.

(2)

Includes 9,840,000 shares which are issuable in connection with an option granted to Mr. Wade by some of the entities controlled by Mr. Nolan Quan. The option is currently exercisable. Mr. Wade has the power to vote the shares underlying the option pursuant to the terms of a voting trust agreement that he entered into with such entities.

(3)

420 Lexington Avenue, Suite 450, New York, NY 10170.

(4)

420 Lexington Avenue, Suite 2330, New York, NY 10170. Includes 25,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days.

(5)

Represents 22,490, 000 shares, 50,000 of which are owned by a family trust of which Mr. Quan is a trustee and the balance by the limited liability companies, controlled by Mr. Nolan Quan. Mr. Nolan Quan, one of our principal stockholders, and President is the managing member of four LLCs, Broadcaster LLC, Software People LLC , Trans Global Media LLC and Accessmedia Technologies LLC each respectively own 9,640,000, 5,120,000, 5,120,000 and 2,560,000 shares of our common stock, all of which the LLCs have sole disposition power and 12,650,000 of which the LLCs have sole voting power. The remaining shares owned by the LLCs for which the LLCs do not have voting power are subject to the voting agreement referred to in footnote (2).

(6)

c/o Baytree Capital, The Trump Building, 40 Wall Street, New York, NY 10005. Represents 12,522,150 shares, including 1,875,000 shares owned by Baytree, as reported in a Schedule 13D filed by Mr. Gardner with the SEC on January 11, 2008. The numbers owned of record and beneficially by Mr. Gardner do not include 1,544,594 shares of our common stock owned by MBYI Liquidating Trust. Mr. Gardner owns a 6.7% interest in the trust as a result of an unrelated transaction, but is not a beneficial owner of the shares under the rules of the SEC. The shares held by the trust may be publicly sold at any time without restriction.

(7)

720 Fifth Avenue, 10th Floor, New York, NY 10019.

LEGAL PROCEEDINGS INVOLVING THE OFFICERS, DIRECTORS AND STOCKHOLDERS

The Company and/or its officers and directors are named as defendants in four related actions which appear to relate to certain actions taken by the Company’s shareholders with regard to the composition of the Board of Directors, On December 21, 2007 shareholders of Broadcaster representing 58% of the voting power of the outstanding voting stock of Broadcaster executed and delivered a written consent removing Dr. Vincent Orza and Paul Goodman from the board of directors of Broadcaster effective March 5, 2008. On December 21, 2007, the Company filed with the Securities and Exchange Commission an Information Statement on Schedule 14C describing the action taken by such shareholders to remove Messrs. Orza and Goodman. On February 13, 2008 the Securities and Exchange Commission authorized the mailing to the shareholders of the Company of the definitive Information Statement, and on February 14, 2008, a definitive Information Statement was mailed to the shareholders of Broadcaster advising them that Messrs. Orza and Goodman would be removed from the Board of Directors on March 5, 2008 by reason of the consents from a majority of the shareholders on December 21, 2007, without any further action. On March 3, 2008, in connection with an action he commenced against the Company and others (discussed below), Mr. Goodman sought and obtained an ex parte Temporary Restraining Order against his removal as a director of Broadcaster. Broadcaster believes that the removal was effected in compliance with all state and securities regulations and is vigorously defending such removal.

On January 16, 2008, Mr. Goodman commenced an action in New York State Court against Broadcaster and certain of its officers, directors, and shareholders, seeking monetary damages “in an amount to be determined but not less than $10 million plus other special, punitive and compensatory damages” for alleged defamation contained in a Company filing with the SEC. Mr. Goodman sought and obtained an ex parte temporary restraining order, which was vacated by the Court upon hearing argument from the defendants. This action has been removed to Federal District Court for the Southern District of New York and it is anticipated that a motion to transfer this case to United States District Court for the Central District of California will be filed at the end of May. Management believes that the action is without merit and intends to defend the action vigorously. Due to the uncertainty surrounding the litigation process, and the early stage of this matter, no reasonable estimate of loss is currently available.

On February 15, 2008, one of our shareholders and former advisors, Baytree Capital Associates, LLC, (“Baytree”) filed a shareholders derivative action in Federal Court in the Southern District of New York against the Company and certain of its officers and directors, as well as several other individual and corporate defendants. The Complaint seeks monetary damages in “an amount to be established at trial but not less than $22,630,000” for allegations of breaches of fiduciary duties, waste of corporate assets, self-dealing, conversion, restitution and disgorgement, violations of the securities laws. Additionally, the Complaint alleges violations of RICO and seeks treble damages for those violations. Baytree sought and obtained an ex parte Temporary Restraining Order restraining Defendants from transferring assets. That Order was thereafter modified by the Court. Upon motion made by the Company, this case was transferred to the United States District Court for the Central District of California. Management believes that the action is without merit and intends to defend the action vigorously. Due to the uncertainty surrounding the litigation process, and the early stage of this matter, no reasonable estimate of loss is currently available

On March 3, 2008, Mr. Goodman commenced an action in the New York State Court against Broadcaster, Martin Wade, Nolan Quan and Blair Mills. The Complaint contains allegations similar to those set forth in the Baytree action and also seeks a declaration that the shareholders’ removal of Mr. Goodman as a director was unlawful. This is the matter referred to above in which Mr. Goodman sought and obtained an ex parte Temporary Restraining Order against his removal as a director of Broadcaster. The Company removed this action to Federal District Court and, upon motion made by the Company; this case was transferred to the United States District Court for the Central District of California. Management believes that the action is without merit and intends to defend the action vigorously. Due to the uncertainty surrounding the litigation process, and the early stage of this matter, no reasonable estimate of loss is currently available.

Michael Gardner, a principal of shareholder Baytree Capital Associates, LLC, filed a Complaint on March 3, 2008, in New York State Court against the Company’s CEO Martin Wade III. Mr. Gardner seeks monetary damages “in an amount to be determined but believed to be not less than ten million dollars ($10,000,000.00) plus interest together with costs of this action and attorneys fees” and punitive damages “in an amount not less than thirty million dollars ($30,000,000.00) for alleged defamation set forth in a letter Mr. Wade wrote and Broadcaster then filed as an exhibit to its Current Report on Form 8-K filed with the SEC. The Company is not named in the suit. This action has also been removed to Federal District Court for the Southern District of New York and it is anticipated that a motion to transfer this case to United States District Court for the Central District of California will be filed at the end of May.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended June 30, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are a party to various transactions with Mr. Nolan Quan, our President and one of our principal shareholders, which are described below. Historically, these transactions were provided to AccessMedia prior to our acquisition of that company, and have continued since that time.

Note Payable to Related Party

AccessMedia owes $1,725,000 to Mr. Quan. The promissory notes carry an annual interest rate of 4% and are collateralized by our assets. The promissory notes are payable on demand at anytime and interest is paid on a monthly basis. Interest expenses for the year ended June 30, 2007 included $69,000 related to the loan.

Services and Products Provided by Alchemy

Alchemy, which is controlled by Mr. Quan, has provided us with office and operating space, staffing, technical services and consulting, internet bandwidth and hosting, network infrastructure and other related services. The office space was provided under a sublease which expires October 31, 2007; we paid Alchemy $219,000 in rent for fiscal 2007. During the fiscal year ended June 30, 2007, we incurred approximately $1,849,000 in costs associated with employee benefits, administrative space and operating costs. Under our new lease, which was entered into November 1, 2007 Alchemy is subleasing 1,500 square feet from us at our cost.

Technology and Content Licensing Agreements

We have entered into various licensing agreements including several with Broadcaster LLC. The licenses provide certain key technologies, including digital rights management and content distribution systems, in connection with our business. The licenses are nonexclusive and are granted in perpetuity. However, we generally do not have the right to modify the licensed technologies used in our business, nor do we have the right to receive updates or upgrades or to obtain a copy of the source code for such technologies. All of the agreements were acquired in the AccessMedia acquisition. During the fiscal year ended June 30, 2007, we paid $175,000 to purchase the exclusive rights to the P2P download system technology. Included in this payment, Mr. Quan was paid $50,000 and Blair Mills, our Chief Financial Officer and Mr. Sanger Robinson, President of BIG, were each paid $8,000. Also, during the fiscal year ended June 30, 2007, we purchased the exclusive rights to Igrab and Search for $45,000, of which Mr. Quan was paid $36,000 and Mr. Rob Gould, Vice President of Marketing BIG, was paid $7,000.

Licensing Agreements

During the fiscal year ended June 30, 2007, we entered into two non-exclusive agreements with Alchemy F/X, a company controlled my Mr. Quan. Alchemy F/X has developed and continues developing Solo Cam Software. The Software was designed to provide website and applications a method to broadcast audio visual feeds over the Internet together with a chat room feature. Our fee for this under the license agreement is $250,000, of which $150,000 was paid during the fiscal year ended June 30, 2007. In December 2006, we entered into another non-exclusive licensing agreement with Alchemy F/X for a Macromedia flash license. The annual license fee under this license is $70,000. Mr. Quan and Robert Gould, Vice President of Marketing of BIG, control Alchemy F/X.

Other Related Person Transactions

Mr. Quan’s son is employed by us as an executive producer and receives a salary of $63,000 per year. During the fiscal year ended June 30, 2007, we paid $41,480 in legal fees to Ms. Elaine Rosen, who is Mr. Quan’s wife.

Consulting Agreements

On June 20, 2005, we entered into a consulting agreement with Baytree We issued Baytree 500,000 shares of our common stock as a fee for its services over three years and 5% of the shares issued to the former AccessMedia shareholders or 1,350,000 shares. Under the same agreement, we issued 25,000 shares to Baytree related to the asset acquisition of America’s Biggest, Inc. Baytree waived a cash fee on the America’s Biggest acquisition. Over the past two years, we have not paid to Baytree any other fees for banking and related services. Baytree is controlled by Mr. Gardner, one of our principal shareholders.

We entered into an agreement with Nolan Quan, effective June 1, 2006 for the provision of consulting services by Mr. Quan related to the website Broadcaster.com. Mr. Quan is to receive $1,000 per month for each month that he performs services in compliance with the terms of the agreement. The agreement terminates on June 1, 2009; unless terminated earlier in accordance with the terms of the agreement.

The security ownership of certain beneficial owners and management are set forth above in the Section entitled “Security Ownership of Certain Beneficial Owners and Management.” Except as disclosed above, none of the following persons has any substantial interest, direct or indirect, in the matter to be acted upon:

(1)

Any director or officer of the Company since January 1, 2007;

(2)

Associates or affiliates of the persons described in (1) and (2).

The Company’s Audit Committee, reviews and, if appropriate, approves all proposed related party transactions. For this purpose, “related party transactions” are defined as those transactions required to be disclosed as such pursuant to applicable SEC and OTC-BB rules

AVAILABILITY OF REPORT ON FORM 10-KSB

Our audited consolidated financial statements are included in our annual report on Form 10-KSB for the fiscal year ending June 30, 2007 filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2007 annual report on Form 10-KSB as filed with the Securities and Exchange Commission. Your request should be mailed to Broadcaster, Inc., Attention: Corporate Secretary, 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov , and by visiting our internet website at www.broadcaster.com and clicking on “Investor Relations,” then on “SEC Filings.”

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Broadcaster, Inc., Attention: Corporate Secretary, 9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311 or by calling us at (818) 206-8274. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

*      *      *

By order of the board of directors,

/s/ MARTIN WADE, III
Martin Wade, III
Chairman and Chief Executive Officer

Dated: May 29, 2008

APPENDIX A

BROADCASTER, INC.
2008 LONG TERM STOCK INCENTIVE PLAN

ARTICLE I
GENERAL

1.1

Purpose

The purpose of the Broadcaster, Inc. 2008 Long Term Stock Incentive Plan (the “Plan”) is to provide an incentive for the employees, directors, and consultants to Broadcaster, Inc. (the “Company” or “Broadcaster”) and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company and (c) to acquire a proprietary interest in the success of the Company.

1.2

Administration

1.2.1 The Plan shall be administered by the Compensation Committee (the “Committee”) of the board of directors of the Company (the “Board”), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a “non-employee director” within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of “non-employee directors”. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the “Code”), the members of the Committee shall be “outside directors” within the meaning of section 162(m).

1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) to amend the Plan to reflect changes in applicable law, (g) to determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares of the Company’s common stock, par value $.001 (the “Common Stock”), other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, canceled, forfeited or suspended, and (h) to determine whether, to what extent and under what circumstances cash, shares of the Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3

Persons Eligible for Awards

Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, “key persons”) as the Committee shall in its discretion select.

1.4

Types of Awards Under the Plan

Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units and (f) other stock-based awards, all as more fully set forth in Article II. The term “award” means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5

Shares Available for Awards

1.5.1 The total number of shares of the Common Stock which may be transferred pursuant to awards granted under the Plan shall not exceed 10,000,000. Such shares may be authorized but unissued shares of the Common Stock or authorized and issued shares of the Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If, after the effective date of the Plan, any award is forfeited or any award otherwise terminates or is cancelled without the delivery of shares of Stock, then the shares covered by such award or to which such award relates shall again become available for transfer pursuant to awards granted or to be granted under this Plan. Any shares of Stock delivered by the Company, any shares of Stock with respect to which awards are made by the Company and any shares of Stock with respect to which the Company becomes obligated to make awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for awards under this Plan.

1.5.2 Upon certain changes in Stock, the number of shares of Stock available for issuance with respect to awards under the Plan, as set forth in Sections 1.5.1 and 1.5.2, shall be adjusted pursuant to Section 3.7.1.

1.5.3 Except as provided in this Section 1.5 and in Section 2.3.7, there shall be no limit on the number or the value of the shares of Stock that may be subject to awards to any individual under the Plan.

1.6

Definitions of Certain Terms

1.6.1 The “Fair Market Value” of a share of Stock on any day shall be determined as follows.

(a)

If the principal market for the Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

(b)

If the Market is the Over the Counter Bulletin Board or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

(c)

In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Committee.

1.6.2 The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “nonqualified stock option.”

1.6.3 The term “employment” means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee’s association with the Company or a subsidiary as a director, consultant or otherwise.

1.6.4 A grantee shall be deemed to have a “termination of employment” upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee’s association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee’s employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

1.6.5 The term “cause,” when used in connection with termination of a grantee’s employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence, of or in addition to, as the case may be, such an employment agreement provision, “cause” means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (e) serious neglect or misconduct in the performance of the grantee’s duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.

ARTICLE II
AWARDS UNDER THE PLAN

2.1

Agreements Evidencing Awards

Each award granted under the Plan shall be evidenced by a written agreement (“Plan Agreement”) which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a stockholders’ agreement with respect to any shares of Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. The Committee may grant awards in tandem with or in substitution for any other award or awards granted under this Plan or any award granted under any other plan of the Company or any subsidiary. Payments or transfers to be made by the Company or any subsidiary upon the grant, exercise or payment of an award may be made in such form as the Committee shall determine, including cash, shares of Stock, other securities, other awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules established by the Committee. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2

No Rights as a Stockholder

No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.

2.3

Grant of Stock Options and Stock Appreciation Rights

2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, “options”) to purchase shares of the Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of the Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of the Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of the Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of the Common Stock.

2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

2.3.6 The Committee may in its discretion include in any Plan Agreement with respect to an option (the “original option”) a provision that an additional option (the “additional option”) shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of the Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of the Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of the Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4

Exercise of Options and Stock Appreciation Rights

Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

2.4.2 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of the Common Stock (which, if acquired pursuant to exercise of a stock option, were acquired at least six months prior to the option exercise date) and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

2.4.3 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of the Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee’s stockbroker.

2.5

Termination of Employment; Death

2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee’s employment for any reason (including death).

2.5.2 If a grantee’s employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within 90 days after employment terminates, except that this 90 day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(6) of the Code.

2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee’s awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee’s death or the expiration date of the award. Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.3 and 3.7 hereof.

2.6

Grant of Restricted Stock

2.6.1 The Committee may grant restricted shares of Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee’s name a certificate or certificates for the shares of the Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

2.6.5 During the 120 days following termination of the grantee’s employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee’s estate) any amount paid by the grantee for such shares.

2.7

Grant of Restricted Stock Units

2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee’s employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of the Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of the Common Stock.

2.8

Other Stock-Based Awards

The Committee may grant other types of stock-based awards (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of the Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of the Common Stock.

ARTICLE III
MISCELLANEOUS

3.1

Amendment of the Plan; Modification of Awards

3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee’s death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

3.1.2 Stockholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2

Tax Withholding

3.2.1 As a condition to the receipt of any shares of the Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of the Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of the Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3

Restrictions

3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

3.3.2 The term “consent” as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4

Nonassignability

Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.5

Notification of Election Under Code Section 83(b)

If any grantee shall, in connection with the acquisition of shares of the Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6

Notification Upon Disqualifying Disposition

If any grantee shall make any disposition of shares of the Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7

Adjustment Upon Changes in Stock

3.7.1 Shares Available for Grants. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5.1, and the individual annual limit described in Section 1.5.2, shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of the Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of the Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a “162(m) covered employee” (as defined in Section 162 of the Code), to cease to so qualify.

3.7.2 Outstanding Restricted Stock and Restricted Stock Units. Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or otherwise treated as was the certificate for the underlying share of restricted stock, pursuant to Section 2.6.3 hereof.

The Committee may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of restricted stock units, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.

3.7.3 Outstanding Options and Stock Appreciation Rights — Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of the Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of the Common Stock of each such option and stock appreciation right.

3.7.4 Outstanding Options and Stock Appreciation Rights — Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

3.7.5 Outstanding Options and Stock Appreciation Rights — Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of the Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(i)

cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of the Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right;

(ii)

cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted, for each share of the Common Stock subject to such option or stock appreciation right, respectively, the property (including cash) received by the holder of a share of the Common Stock as a result of such event; or

(iii)

provide for the exchange of each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of the Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

3.7.6 Outstanding Options and Stock Appreciation Rights — Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7.3, 3.7.4 or 3.7.5 hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of the Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of the Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

3.7.7 No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of the Common Stock subject to an award or the exercise price of any option or stock appreciation right. Except as otherwise provided in Section 3.7, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.8

Right of Discharge Reserved

Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9

Nature of Payments

3.9.1 Any and all grants of awards and issuances of shares of the Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10

Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11

Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12

Section Headings

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13

Effective Date and Term of Plan

3.13.1 The Plan was adopted by the Board on May 23, 2008, subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

3.13.2 Unless sooner terminated by the Board, the Plan will terminate on the close of business on the date that is ten years from the original effective date. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14

Governing Law

All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

BROADCASTER, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P R O X Y

The undersigned, revoking all previous proxies, hereby appoints Martin Wade, III as proxy, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.001 per share, of Broadcaster, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of stockholders to be held on Thursday, June 26, 2008 , at 10:00AM Pacific Standard Time, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this card will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is specified, this proxy will be voted “FOR” Item 2 and “FOR” Item 3. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the individuals listed on this proxy card are unable to serve, this proxy will be voted for the remaining individuals.

Address Changes/Comments: __________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

BROADCASTER, INC. 9201 OAKDALE AVENUE SUITE 200 CHATSWORTH, CA 91311

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Broadcaster, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To signup for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Broadcaster, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

BROADCASTER, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR "FIVE OF THE SIX INDIVIDUALS AND "FOR" ITEMS 2 AND 3.

Item 1.

Election of five of out of the six individuals listed below, each to serve for the following year and until his successor is elected (PLEASE SELECT ONLY FIVE INDIVIDUALS- SELECTION OF ALL SIX WILL INVALIDATE YOUR VOTE)

		For All Except	To withhold authority to vote for any individual(s), mark “For All Except” and write the number(s) of the individual(s) on the line below.
Individuals:		☐
01) Richard Berman	For ☐	Withhold ☐
02) Arthur Camiolo	For ☐	Withhold ☐
03) Paul Goodman	For ☐	Withhold ☐
04) Lawrence Johnson	For ☐	Withhold ☐
05) Blair Mills	For ☐	Withhold ☐
06) Martin Wade, III	For ☐	Withhold ☐
Item 2. Approval of the Broadcaster 2008 Long Term Incentive Plan
FOR		AGAINST		ABSTAIN
☐		☐		☐
Item 3. Ratification of the selection of Choi, Kim & Park LLP. as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2009.
FOR		AGAINST		ABSTAIN
☐		☐		☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date